                                                                   EXHIBIT 10.23

                                                --------------------------------
                                                Confidential Treatment Requested
                                                under 17 C.F.R(S)(S)200.80(b)(4)
                                                200.83 and 230.406
                                                --------------------------------

                           MASTER SERVICES AGREEMENT


     THIS MASTER SERVICES AGREEMENT (the "Agreement") is entered into as of January 18, 1999 (the "Effective Date") between Nextel Partners Operating Corp., a Delaware corporation ("Client") and Wireless Facilities, Inc., a Delaware corporation ("WFI"). (Client and WFI are each hereinafter referred to individually as a "Party" or collectively as "Parties").

     WHEREAS, Client intends to acquire sites and construct facilities in order to develop and operate a telecommunications network system using the iDEN technology (the "Project").

     WHEREAS, the Parties have reached an agreement whereby WFI will provide various engineering and site development services to Client in connection with the Project as requested by Client on an hourly or turnkey basis.

     WHEREAS, the Parties entered into a Letter of Intent to Provide Engineering, Site Development and Construction Management Services dated September 1, 1998, as extended by the Extension of Letter of Intent to Provide Engineering, Site Development and Construction Management Services dated November 6, 1998 (collectively referred to as the "Letter of Intent").

     WHEREAS, under the terms of the Letter of Intent, WFI agreed to provide such various services to Client until the Parties executed this Agreement, which would supersede and replace the Letter of Intent.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

     1.  Description of Services. In accordance with and subject to the terms
         -----------------------
and conditions of this Agreement, WFI hereby agrees to provide Client with the services (the "Services") listed in the executed Work Order(s) on an hourly or turnkey basis as agreed by the Parties.

     2.  Term of Agreement. The term of this Agreement shall be [***] years
         -----------------
from the Effective Date unless otherwise terminated in accordance with this Agreement (the "Initial Term"). The term of this Agreement will automatically renew for successive terms of one (1) year (each, a "Renewal Term") unless either Party communicates in writing to the other Party, thirty (30) days prior to expiration of the Initial Term or current Renewal Term, its intention not to renew the Agreement.

     3.  Compensation. Client shall pay WFI for all Services assigned by and
         ------------
rendered to Client pursuant to this Agreement and to any and all Work Orders issued hereunder, based upon the pricing set forth in Exhibit I, unless a Work
                                                      ---------
Order specifically sets forth other pricing terms applicable to that particular Work Order ("Service Fees"). Where Services are compensated based upon fixed or milestone-based pricing rather than per-hour pricing, all work performed by WFI at Client's request in addition to the Services specifically set forth in any particular executed Work Order(s) ("Out-of-Scope Services") shall be compensated at the hourly rates agreed upon by the Parties and set forth in Exhibit I.
                                                                ---------

  4.

      Invoices and Payments.
      ---------------------

      (a) Invoicing terms for compensation of Out-of-Scope Services, reimbursable expenses and Materials Management Services (as defined in Section 8 below) are set forth in Exhibit I of this Agreement. Unless a Work Order
                        ---------
specifies otherwise, WFI may invoice Client monthly for all Service Fees (including those for Out-of-Scope Services), whether billed on a milestone basis or in accordance with WFI's hourly rates, and bi-weekly for any reimbursable expenses (as described in Exhibit I) and Materials Management Services incurred
                          ---------
in the previous period.

      (b) All invoices are due and payable by Client within thirty (30) days of the date of receipt by Client. Client shall review the invoices and notify WFI in writing within thirty (30) days of receipt of the invoice of any objection or question Client may have in connection with the invoice. If any items are disputed, only the disputed items may be withheld from payment. The remaining undisputed portion of the invoice shall be paid in accordance with the terms of this Agreement.

  5.  Work Orders and Out-of-Scope Authorizations.  Client may assign additional
      -------------------------------------------
work to WFI by issuing to WFI, from time to time, a signed Work Order, in substantially the form attached hereto as Exhibit II, or in some other format
                                          ----------
agreed upon by the Parties. WFI shall begin to render Services to Client after WFI has indicated its acceptance of the work by countersigning and returning the Work Order to Client. Each Work Order shall incorporate by reference all of the terms and conditions set forth in this Agreement; however, in the case of conflict between the terms of a Work Order and this Agreement, the terms of the Work Order shall control, but only for the duration of the Services performed under that particular Work Order. WFI may perform Out-of-Scope Services at Client's request. In such event, Client and WFI shall execute an Out-of-Scope Work Authorization, in substantially the form attached as Exhibit III.
                                                          -----------
Authorized out-of-scope work will be compensated in accordance with the hourly rates set forth in Exhibit I, unless otherwise agreed by the Parties and
                   ---------
specified in writing.  Client hereby authorizes the officers listed in Exhibit
                                                                       -------
IV to sign any Work Orders and Out-of-Scope Work Authorizations issued under
--
this Agreement. Client shall promptly notify WFI in writing of any changes to the list of authorized signatories.

  6.  Taxes.  All taxes and similar assessments, levies and government-imposed
      -----
obligations with respect to WFI's income derived from its performance of Services hereunder shall be the obligation of and be paid by WFI. Client shall pay all other applicable taxes.

  7. Subcontractors. WFI may, with the consent of Client, which consent will not be unreasonably withheld or delayed, delegate to subcontractors such duties as WFI deems necessary for the successful completion of Services performed for the Project. WFI shall be responsible to Client for the completion of all work by subcontractors. If Client chooses to contract directly with subcontractor for work performed for the Project, then Client shall be responsible for the payment of service fees and expenses of such subcontractors for work performed in connection with the Project. If WFI contracts directly with subcontractors for work performed in connection with the Project, and which work is listed as "CLIENT Provided or Reimbursed" in the Expense Summary section of Exhibit I, then Client shall be invoiced and shall reimburse WFI for the service fees and expenses of subcontractors at cost plus an administrative fee in accordance with the terms of Exhibit I.
             ---------

    8.   Materials Management Services. At Client's request and written
         -----------------------------
authorization, WFI shall procure, pay for, receive and store equipment and building materials for use on the Project ("Materials Management Services"). Client shall compensate WFI for Materials Management Services by reimbursing WFI for the cost of such equipment and building materials, together with an administrative fee as set forth in Exhibit I.
                                   ---------

    9.  Ownership of Data Products and Software.   All data products purchased
        ---------------------------------------
specifically and solely for the Project shall be the property of Client. All licensed software used by WFI in the performance of Services is and shall remain the property of WFI unless purchased by WFI for Client on a pass-through basis, in accordance with the expense reimbursement terms set forth in Exhibit I.
                                                                ---------

    10. Resolution of Disputes. For any dispute or claim arising out of or
        ----------------------
relating to this Agreement, or breach thereof, the Parties, prior to filing any claims for binding arbitration (as provided below), shall in good faith first negotiate a written resolution of such dispute or claim for a period not to exceed thirty (30) days from the date of receipt of a Party's request for such negotiation. Executives or managers of each Party who have the authorization to resolve any such dispute or claim shall conduct such negotiations. In the event the Parties cannot negotiate a written resolution to such dispute or claim during the thirty (30) day negotiation period provided hereunder, either Party may submit the matter to binding arbitration in accordance with the terms set forth in Paragraph 11 of this Agreement.

    11. Arbitration of Disputes. All claims, whenever brought and whether
        -----------------------
between the Parties or between one of the Parties and the employees, agents or affiliated businesses of the other Party shall be resolved by binding arbitration in accordance with this Paragraph; provided that the Parties have first complied with the procedures of Paragraphs 4, 10 and 17 hereof, as applicable.

        (a) A single, mutually agreeable arbitrator engaged in the practice of law and knowledgeable about telecommunications law and engineering practices shall conduct the arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in the Seattle, Washington metropolitan area.

        (b) All expedited procedures prescribed by the AAA shall apply. The arbitrator's decision shall state the reasoning by which the arbitrator determined the award. The arbitrator's decision shall be final and binding and judgment may be entered in any court having jurisdiction thereof.

        (c) Each Party shall pay its own costs and expenses incurred in connection with the arbitration, including legal fees, and each Party shall pay one-half the arbitrator's professional fees.

        If either Party files a judicial or administrative action asserting claims subject to arbitration, and the other Party successfully stays such action and/or compels arbitration of such claims, the Party filing the action shall pay the other Party's costs and expenses incurred in seeking such stay or compelling arbitration, including reasonable attorneys' fees.

     12. Breach and Termination.
         ----------------------

         (a)  Termination Without Cause. Either Party may terminate this Agree
              -------------------------
ment without cause - by sending the other party written notification of such termination. Such termination shall take effect [***] days after written notice has been received by the non-terminating Party.

         (b)  Termination for Breach. The non-breaching Party shall provide the
              ----------------------
breaching Party [***] after receipt of a written termination notice setting forth the nature of the Breach to cure such Breach. The remedy for Breach shall be unavailable until the passage of such cure period. For purposes of this Agreement, Breach shall mean the following:

              (i)  Breach by Client. Client's failure to timely pay undisputed
                   ----------------
                   invoiced fees and reimbursable expenses in accordance with the procedures set forth in this Agreement. In the event of Client's failure to pay, WFI shall have the right to suspend its further performance of Services for Client until Client has cured such failure.

              (ii) Breach by WFI. WFI's failure to timely or completely perform,
                   -------------
                   in accordance with professional standards obtaining for similarly situated telecommunications outsourcing firms, the Services assigned to WFI pursuant to a fully executed Work Order.

         (c)  Termination in Event of Default.  Either Party may terminate this
              -------------------------------
Agreement immediately upon written notice to the other Party under any of the following circumstances, each of which shall constitute an Event of Default:
(i) the other Party makes an assignment for the benefit of creditors (other than solely as an assignment of moneys due); (ii) the other Party becomes unable to pay its debts as they become due, unless assurance satisfactory to the terminating Party is provided within thirty (30) days of receipt of its notice of termination hereunder; or (iii) the other Party becomes the subject of a proceeding, whether voluntary or involuntary, under the bankruptcy or insolvency laws of the United States or any other jurisdiction, unless such proceeding is dismissed or withdrawn within forty-five (45) days of the non-defaulting Party's receipt of the defaulting Party's notice of termination hereunder.

         (d)  Procedure upon Expiration or Termination.  Upon the expiration or
              ----------------------------------------
termination of this Agreement, WFI shall promptly return to Client, or destroy, as Client may direct, all of Client's property in WFI's possession. If Client issues a notice of termination for any reason, WFI shall be entitled to payment and reimbursement, respectively, for its Services rendered and reasonable expenses incurred in connection with the Project up to the effective date of termination of this Agreement, pursuant to its invoices therefor, provided that,
                                                                  -------------
if the Services are compensated in accordance with a schedule of payment or performance milestones, then Client shall compensate WFI for all post-milestone work performed on a time and materials basis in accordance with the hourly rates and expense payment provisions set forth in Exhibit I. If Client issues a
                                            ---------
notice of termination for a reason other than breach of this Agreement, then, in addition to the Service Fees and expense reimbursements received pursuant to the foregoing sentence, WFI shall be entitled to (i) Service Fees at the hourly rates set forth in Exhibit I for actual and necessary work performed and (ii)
                   ---------
reimbursement for any reasonable expenditures (together with the administrative mark-up




* Confidential Treatment Requested
set forth in Exhibit I) incurred in connection with WFI's premature winding up
             ---------
of its work and the work of its subcontractors (if any) on the Project after receipt of such notice of termination. Under no circumstances shall WFI be required to reimburse Client for fees or expenses incurred in securing and compensating replacement providers of any of the Services. Each Party shall render to the other such reasonable assistance as may be necessary for the orderly continuation of the other Party's business.

     13. Insurance. Commencing on the Effective Date and throughout the term of this Agreement, WFI shall maintain the following insurance policies:

          (a)  Commercial General Liability with the following minimum limits:

               Combined Single Limit       $1,000,000 per occurrence

               General Aggregate          $2,000,000 per policy period

          (b)  Workers Compensation with statutory limits

          (c)  Employers Liability with the following minimum limits:

               Each Accident               $1,000,000

               Disease Policy Limit        $1,000,000

               Disease  Each Employee      $1,000,000

          (d) Business Automobile Liability Insurance with the following minimum limits if the performance of this Agreement involves the use of any automobiles:

               Combined
               Single Limit                $1,000,000

               Owned, Hired and Non-Owned Coverage.

     14.  Year 2000 Compliance. Neither Party shall be liable to the other for
          --------------------
any failure to perform obligations under this Agreement to the extent that such failure arises from a Year 2000 Problem (a) affecting one of that Party's subcontractors or suppliers, or (b) beyond that Party's reasonable control (such as, without limitation, a Year 2000 Problem affecting a government entity). IN PARTICULAR, A PARTY SHALL HAVE NO LIABILITY FOR ANY DAMAGES, INCLUDING DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF A YEAR 2000 PROBLEM. A "Year 2000 Problem" means a date-handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date-related data for the dates within and between the twentieth and twenty-first centuries and all other centuries.


     15.  Independent Contractor. WFI is and shall act as an independent
          ----------------------
contractor in the performance of its obligations under this Agreement. WFI shall exercise full control of and supervision over its employees. WFI's personnel performing Services are agents, employees or subcontractors of WFI and are not employees or agents of Client. Nothing herein shall be deemed to create any other relationship between the Parties, including, without limitation, a partnership, agency, employer-employee or attorney-client relation. WFI shall be solely liable for all matters relating to compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters. WFI will honor Client's request for the removal of any particular employee of WFI from the Project, provided that Client has first submitted a written request to WFI setting forth lawful and reasonable reasons for such request.

     16.  Solicitation of Employees. WFI and Client agree that, during the term
          -------------------------
of this Agreement and for [***] thereafter, neither Party shall solicit nor accept for employment any employees of the other Party who have worked on or performed Services in connection with the Project, without first obtaining the express written consent of the other Party.

     17.  Force Majeure. Neither Party shall be liable for any delay or failure
          -------------
in performing its obligations hereunder that is due to circumstances beyond such Party's reasonable control, including, but not limited to, acts of God, civil unrest, riots, war, fire, floods, explosions and strikes or other concerted acts of labor (each, a "Force Majeure Event"). Upon the occurrence of a Force Majeure Event, the Party whose performance is affected shall give written notice to the other Party describing the affected performance. The Parties shall promptly confer, in good faith, to agree upon equitable, reasonable action to minimize the impact of the condition on both Parties. The Parties agree that the Party whose performance is affected shall use commercially reasonable efforts to minimize the delay caused by the Force Majeure Event and recommence the affected performance. In the event that the delay caused by the Force Majeure Event lasts for a period of more than thirty (30) days, the Parties shall negotiate an equitable modification to this Agreement with respect to the affected performance. If the Parties are unable to agree upon an equitable modification within fifteen (15) days after such thirty (30) day period has expired, then either Party shall be entitled to serve thirty (30) days notice of termination on the other Party with respect to only the affected performance. If the Force Majeure Event for such affected performance continues upon the expiration of such thirty (30) day notice period the portion of this Agreement relating to the affected performance shall automatically terminate. The remaining portion of this Agreement that does not involve the affected performance shall continue in full force and effect.

     18.  LIMITATION OF LIABILITY. THE PARTIES' RIGHTS, LIABILITIES AND
          -----------------------
RESPONSIBILITIES WITH RESPECT TO THE SERVICES SHALL BE EXCLUSIVELY THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. NEITHER PARTY SHALL BE RESPONSIBLE OR HELD LIABLE TO THE OTHER FOR CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, WHICH SHALL INCLUDE, WITHOUT LIMITATION: LOSS OF PROFITS, INTEREST, PRODUCT OR SERVICE; BUSINESS INTERRUPTION; AND INCREASED COSTS OF OPERATION, MAINTENANCE OR STAFFING.

     19.  Waivers and Amendments. Waiver by either Party of any default
          ----------------------
hereunder by the other Party shall not be deemed a waiver of any other default. No provision of this Agreement shall be deemed waived, amended or modified by either Party, unless such waiver, amendment or modification is in writing and signed by the authorized representative of each Party.

     20.  Governing Law; Consent to Jurisdiction and Venue. Except as may apply
          ------------------------------------------------
to claims submitted to arbitration under Paragraph 11, this Agreement shall be construed in accordance with the laws of the State of Washington, irrespective of its conflict of law principles. Each Party hereby agrees to the jurisdiction of and venue in the courts in Seattle, Washington for any suit, action or proceeding between the Parties that arises out of this



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                                 Page 6 of 15

Agreement or the Parties' performance of their obligations hereunder, and expressly agrees to waive any defense thereto.

     21.  Severability.  If any provision or any part of a provision of this
          ------------
Agreement shall be held invalid or unenforceable, then the remaining portions of that provision and the remainder of the Agreement shall be construed as if not containing the particular invalid or unenforceable provision or portion thereof, and the rights and obligations of each Party shall be construed and enforced accordingly.

     22.  Survival. The terms, conditions and warranties contained in this
          --------
Agreement that by their sense and context are intended to survive the termination or expiration of this Agreement shall so survive; including, without limitation, the provisions of Paragraphs [***].

     23.  Assignment. This Agreement is binding upon and inures to the benefit
          ----------
of the Parties and their respective permitted successors and assigns. A Party may assign its rights and delegate its duties under this Agreement to any third party only with the prior written consent of the other Party, except that an assignment to a third party that controls, is controlled by, is under common control with, or is the legal successor of the assigning Party shall not require the non-assigning Party's consent. Any assignment of rights or delegation of duties under this Agreement by a Party will not release that Party from its obligations hereunder.

     24.  Entire Agreement; Modifications. This Agreement, including the
          -------------------------------
Exhibits attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof as of the Effective Date with respect to the Services. All prior and contemporaneous agreements, representations, statements, negotiations, understandings and undertakings, whether written or oral, are superseded by this Agreement, including but not limited to the Letter of Intent. This Agreement may be modified only in a written document signed by both Parties.

     25.  Headings; Construction; Incorporation of Recitals. The headings of the
          -------------------------------------------------
Paragraphs of this Agreement are inserted for convenience only and are not intended to affect its meaning or interpretation. Throughout this Agreement, the singular shall apply to the plural and the plural to the singular, unless the context clearly indicates otherwise. The recitals set forth in the beginning of this Agreement are hereby incorporated and made a material part hereof.

     26.  Jointly Drafted. This Agreement shall be deemed to have been drafted
          ---------------
by both Parties and, in the event of a dispute, shall not be construed against either Party.



* Confidential Treatment Requested

     27. Notices.  Except as otherwise provided herein, all notices or other
         -------
communications to be given or that may be given by either Party to the other shall be deemed to have been duly given when made in writing and delivered in person or when deposited in the United States mail, postage prepaid, certified, return receipt requested or sent via facsimile with confirmation of receipt, and addressed as follows:

         If to WFI:
         ---------

         Dr. Masood Tayebi, President
         Wireless Facilities, Inc.
         San Diego Tech Center
         9805 Scranton Road, Suite 100
         San Diego, CA 92121
         Telephone:  (619) 824-2929
         Fax: (619) 824-2928

         If to Client:
         ------------

         David Aas
         Nextel Partners Operating Corp.
         4500 Carillon Point
         Kirkland, Washington  98033
         Telephone:  425-828-8051
         Fax:  425-828-8098

         With a Copy to:

         Nextel Partners Operating Corp.
         4500 Carillon Point
         Kirkland, Washington  98033
         Attention:  General Counsel

     The notice addresses may be changed by written notice given by one Party to the other in accordance with this Paragraph.

     28.  Exhibits. The following Exhibits are attached hereto and incorporated
          --------
          herein:

          Exhibit I:  Hourly Rates, Expense Reimbursement and Invoice Schedule
          Exhibit II:  Sample Work Order
          Exhibit III:  Sample Out-of-Scope Authorization
          Exhibit IV:  Authorized Signatories

     29.  Indemnification.  WFI will defend, indemnify, and hold harmless Client
          ---------------
and its officers, directors, employees, subsidiaries, parents, agents and representatives from and against all claims, damages, losses (including, without limitation, bodily injury or property damage) costs and expenses (including without limitation reasonable attorney's fees actually incurred), (collectively, "Claims"), arising out of, resulting from or caused in whole or in part by the acts or omissions of WFI, its subcontractors and their respective employees, agents, and representatives in performing or failing to perform any of the work or activities contemplated herein, except to the extent that such Claims result from or are caused by Client, its subcontractors and their respective employees, agents and representatives.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.


NEXTEL PARTNERS OPERATING CORP.     WIRELESS FACILITIES, INC.

/s/ David Aas                       /s/ Dr. Masood Tayebi
______________________________      ________________________
David Aas                           Dr. Masood Tayebi
Chief Technology Officer            President

                                   Exhibit I
                                       to
                           Master Services Agreement
     Between Nextel Partners Operating Corp. and Wireless Facilities, Inc.


           Hourly Rates, Expense Reimbursement and Invoice Schedule
           --------------------------------------------------------

Hourly Rates for Out-of-Scope Services
--------------------------------------

For all services performed by WFI that are in addition to those described in any particular executed Work Order(s) ("Out-of-Scope Services"), Client shall compensate WFI on an hourly basis in accordance with the rates set forth in the table below. WFI may invoice Client monthly for Out-of-Scope Services rendered the previous period.

        Service Type                      Employment Category                                   Hourly Rate
        ---------------------------------------------------------------------------------------------------
        Program Mgmt:                            [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
        RF Engineering:                          [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
        Site Acquisition:                        [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
        Construction Mgmt:                       [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------
                                                 [***]                                             $[***]
        -------------------------------------------------------------------------------------------------

Note - these hourly rates do not include expenses.



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

Expense Summary
---------------

The following table summarizes which expenses are included in WFI's fixed pricing and which are considered pass-through expenses to be reimbursed at [***]. WFI may invoice Client bi-weekly for reimbursable pass-through expenses and administrative fees.

                                                                         WFI             CLIENT Provided or
                                                                       Included           Reimbursed to WFI
         -----------------------------------------------------------------------------------------------------
         Expense Summary:
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
         [***]                                                            [***]               [***]
----------------------------------------------------------------------------------------------------------------



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Materials Management Services
-----------------------------

If requested by Client, WFI will perform Materials Management Services (as defined in Section 8 of the Agreement). Client shall reimburse WFI for Materials Management Services as a pass-through expense at [***]. WFI may invoice Client bi-weekly for Materials Management Services costs and administrative fees.



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

                                   Exhibit II
                                       to
                           Master Services Agreement
    Between Nextel Partners Operating Corp.  and Wireless Facilities, Inc.

                               Sample Work Order
                               -----------------


WORK ORDER NO.:
               ----

DATE:            , 199
     ------------     --

You are hereby requested to provide the services set forth below ("the Services") subject to the terms and conditions set forth herein and in accordance with the provisions of Master Services Agreement (the "Agreement")
dated          , 199   by and between Nextel Partners, Inc. ("Client"), and
      ---------     --
Wireless Facilities, Inc.  ("WFI") and according to the following terms:

1. Assignment: The following illustrates the Services and specific tasks to be performed by WFI:

             [Description of Services and tasks - See attachments]

2. Invoicing for Services Fees and Reimbursement of Expenses: WFI shall invoice Client for the Services in accordance with the schedule of Payment
    Milestones per Attachment       to this executed Work Order. WFI shall
                              ------
    invoice Client for Service Fees for Out-of-Scope Services, reimbursable expenses (together with applicable administrative fees) and Materials Management Services, if any (together with applicable administrative fees) in accordance with Exhibit I of the Agreement.
                       ---------

3. Payment of Invoices: All invoices shall be due and payable by Client in accordance with the terms set forth in Section 4(b) of the Agreement.

4. Commencement of Services: WFI shall commence performance of the Services immediately upon full execution of this Work Order.

5. Master Services Agreement: This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

NEXTEL PARTNERS OPERATING CORP.      WIRELESS FACILITIES, INC.

By:                               By:
    --------------------------        ------------------------

Name:                             Name:
      ------------------------          ----------------------

Title:                            Title:
       -----------------------           ---------------------

                                  Exhibit III
                                       to
                           Master Services Agreement
    Between Nextel Partners Operating Corp.  and Wireless Facilities, Inc.



                  Sample Out-of-Scope Work Authorization Memo
                  -------------------------------------------


Memo

To:  [Individual and Client Company Name]

From:  WFI Employee Name and Title

cc:

Date:

Re:  Request for Out-of-Scope Work Authorization
-------------------------------------------------------------------------------

WFI has been requested to perform the following services not listed in our Master Services Agreement:

--------------------------------------------------------------------------------
[description of services]






--------------------------------------------------------------------------------

I have estimated that the time required to perform these Out-of-Scope Services
is      hours which will be the maximum hours you will be billed for this
  ------
additional service. Should we spend less time to perform the services required, you will, of course, be billed for the lower number of hours at the rates
specified in our Master Services Agreement dated       , 1999 and applicable
                                                 ------
Work Orders. We will also bill you for expenses incurred to perform these services, in accordance with the provisions of the Master Services Agreement and applicable Work Orders.

I would appreciate it if you will sign below to indicate your agreement and acceptance. If I do not receive from you a signed copy of this Authorization Memo, WFI will, nevertheless (unless we hear otherwise) begin to perform the
above-reference services pursuant to          's [name of authorizing
                                    ----------
individual] verbal request made on         , 1999.
                                   --------

Please call me at                if you have any questions.
                 ----------------

Accepted & Approved:

[FULL NAME OF CLIENT COMPANY]:

By:
    --------------------------------

Name and Title:
                --------------------

DATE:
      ------------------------------

                                   Exhibit IV
                                       to
                           Master Services Agreement
     Between Nextel Partners Operating Corp. and Wireless Facilities, Inc.

     Authorized Signatories for Work Orders and Out-of-Scope Authorizations
     ----------------------------------------------------------------------

Each Party hereby authorizes the following individuals to execute Work Orders and Out-of-Scope Authorizations issued under this Agreement. Such documents, when signed by any of the following individuals for each Party, shall be presumptively binding on the Parties.

Authorized Signatories for Nextel Partners, Inc.:
------------------------------------------------

Mr. David Aas
Mr. Ray Farrell
Mr. Peter Gaffney

Authorized Signatories for Wireless Facilities, Inc.:
----------------------------------------------------

Dr. Masood Tayebi, President
Mr. Michael Brink, Sr. Vice President, Project Management
Mr. John Vento, Sr. Vice President, Site Development Services
Mr. Jeff Bader, Sr. Director, Project Management


                                 Page 15 or 15